UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2025

ESSA Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania	18360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 421-0531

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ESSA	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated January 9, 2025 (the “Merger Agreement”), by and among CNB Financial Corporation, a Pennsylvania corporation (“CNB”), CNB Bank, a Pennsylvania-chartered nonmember bank and wholly-owned subsidiary of CNB (“CNB Bank”), ESSA Bancorp, Inc., a Pennsylvania corporation (“ESSA”), and ESSA Bank and Trust, a Pennsylvania-chartered stock savings bank and wholly-owned subsidiary of ESSA (“ESSA Bank”). Pursuant to the Merger Agreement, effective after the close of business on July 23, 2025, upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, (i) ESSA merged with and into CNB, with CNB as the surviving entity (the “Merger”), and (ii) immediately thereafter, ESSA Bank merged with and into CNB Bank, with CNB Bank as the surviving bank (together with the Merger, the “Transaction”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 23, 2025, after the close of business, the Transaction was consummated.

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value, of ESSA (“ESSA Common Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive 0.8547 of a share of common stock, no par value per share, of CNB (“CNB Common Stock” and such consideration, the “Merger Consideration”). Holders of ESSA Common Stock will receive cash in lieu of fractional shares of CNB Common Stock.

Pursuant to the terms of the Merger Agreement, ESSA restricted stock awards automatically vested and were exchanged for the Merger Consideration. ESSA performance-based restricted stock units vested at the greater of target or actual level of achievement of relevant performance goals, and were settled in cash.

A copy of CNB’s press release dated July 24, 2025, announcing completion of the Transaction, is attached hereto as Exhibit 99.1 and is incorporated by reference.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, ESSA no longer fulfills the listing requirements of the Nasdaq Global Select Market (“Nasdaq”). ESSA notified Nasdaq that trading in ESSA Common Stock should be suspended and the listing of ESSA Common Stock should be removed, in each case effective as of the Effective Time, and requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration of ESSA Common Stock on Form 25 to effect the delisting of all shares of ESSA Common Stock from Nasdaq and the deregistration of such ESSA Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). CNB, as successor to ESSA, intends to file with the SEC a certification on Form 15 requesting the termination of the registration of ESSA Common Stock under Section 12(g) of the Exchange Act and the suspension of ESSA’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of ESSA Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of ESSA other than the right to receive the Merger Consideration and cash in lieu of fractional shares of CNB Common Stock in accordance with the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, ESSA’s directors and executive officers ceased serving as directors and executive officers of ESSA. In accordance with the terms of the Merger Agreement, CNB and CNB Bank appointed former ESSA President, Chief Executive Officer and Director Gary S. Olson, and former ESSA Directors Robert C. Selig, Jr. and Daniel J. Henning to the boards of directors of CNB and CNB Bank, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, ESSA ceased to exist and the Articles of Incorporation and the Bylaws of ESSA ceased to be in effect by operation of law. The Third Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws, as amended, of CNB, as in effect immediately prior to the Effective Time, remain in effect as the Third Amended and Restated Certificate of Incorporation and Third Amended and Restated Bylaws, as amended, of CNB as the surviving entity of the Merger, consistent with the terms of the Merger Agreement. Copies of the Third Amended Restated Certificate of Incorporation and Third Amended and Restated Bylaws of CNB are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated January 9, 2025, by and among CNB Financial Corporation, CNB Bank, ESSA Bancorp, Inc. and ESSA Bank (incorporated by reference to Exhibit 2.1 to ESSA’s Current Report on Form 8-K, filed with the SEC on January 10, 2025)

3.1	Third Amended and Restated Certificate of Incorporation of CNB Financial Corporation (incorporated by reference to Exhibit 3.1 to CNB’s Current Report on Form 8-K filed on April 18, 2024).

3.2	Third Amended and Restated Bylaws of CNB Financial Corporation (incorporated by reference to Exhibit 3.2 to CNB’s Current Report on Form 8-K filed on April 18, 2024).

3.3	Amendment No 1. to the Third Amended and Restated Bylaws of CNB Financial Corporation (incorporated by reference to Exhibit 3.1 to CNB’s Current Report on Form 8-K filed on July 21, 2025).

99.1	Press release of CNB Financial Corporation, dated July 24, 2025, announcing completion of the Transaction.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CNB FINANCIAL CORPORATION As successor by merger to ESSA Bancorp, Inc.

DATE: July 24, 2025	By:	/s/ Tito L. Lima
Tito L. Lima Treasurer